Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with Ranpak Holdings Corp.’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Omar M. Asali, the Chairman and Chief Executive Officer and William Drew, the Senior Vice President and Chief Financial Officer of Ranpak Holdings Corp. (the “Company”), each certifies that, to the best of such officer’s knowledge, that:

1.
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 31, 2023

By:	/s/ Omar M. Asali
Omar M. Asali
Chairman and Chief Executive Officer

By:	/s/ William Drew
William Drew
Senior Vice President and Chief Financial Officer